As filed with the Securities and Exchange Commission on November 22, 2010

Registration No. 333-170148

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM S-3

(AMENDMENT NO. 1)

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

RadiSys Corporation

(Exact Name of Registrant as Specified in Its Charter)

Oregon	93-0945232
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

RadiSys Corporation

5445 NE Dawson Creek Drive

Hillsboro, Oregon 97124

(503) 615-1100

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Brian J. Bronson

Chief Financial Officer

RadiSys Corporation

5445 NE Dawson Creek Drive

Hillsboro, Oregon 97124

(503) 615-1100

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

With a copy to:

Amar Budarapu

Baker & McKenzie LLP

2300 Trammell Crow Center

2001 Ross Avenue

Dallas, Texas 75201

(214) 978-3000

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large Accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No.1 is being filed solely for the purposes of filing a revised Exhibit 5.1 to the Registration Statement on Form S-3 (Registration Statement No. 333-170148). This Amendment No.1 does not reflect events occurring after the filing date of the Registration Statement on Form S-3, or modify or update the disclosures therein in any way other than as required to reflect the amendment described above. Accordingly, no changes are made to the prospectus constituting Part I of the Registration Statement on Form S-3 and Items 13, 14, 15, 16(b) and 17 of Part II thereof.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits

Exhibit Number	Description

4.1	Second Restated Articles of Incorporation and amendments thereto. Incorporated by reference from Exhibit 4.1 to the Company’s Registration Statement on Form S-8, filed on September 1, 2006, SEC Registration No. 333-137060.

4.2	Restated Bylaws. Incorporated by reference from Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q, filed on May 8, 2007, SEC File No. 000-26844.

4.3	Specimen common stock certificate. Incorporated by reference from Exhibit 4.3 to the Company’s Registration Statement on Form S-8, filed on September 1, 2006, SEC Registration No. 333-137060.

4.5**	Form of Debt Securities Indenture.

4.6**	Indenture dated February 12, 2008, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.).

4.7*	Form of Warrant Agreement (including form of warrant).

4.8*	Form of Depositary Agreement.

4.9*	Form of Unit Agreement.

5.1†	Legal Opinion of Stoel Rives LLP.

5.2**	Legal Opinion of Baker & McKenzie LLP.

12.1**	Statement of computation of ratio of earnings to fixed charges.

23.1**	Consent of KPMG LLP.

23.2**	Consent of Stoel Rives LLP (incorporated by reference to Exhibit 5.1 to this Registration Statement).

23.3**	Consent of Baker & McKenzie LLP (incorporated by reference to Exhibit 5.2 to this Registration Statement).

24.1**	Power of Attorney.

25.1***	Form T-1 Statement of Eligibility of Trustee for Debt Securities Indenture under the Trust Indenture Act of 1939.

25.2**	Form T-1 Statement of Eligibility of Trustee for Indenture dated February 12, 2008, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), under the Trust Indenture Act of 1939.

†	Filed herewith.
*	To be filed by amendment hereto or pursuant to a Current Report on Form 8-K to be incorporated by reference.
**	Previously filed.
***	To be filed pursuant to Rule 305(b)(2) of the Trust Indenture Act of 1939.

II-1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hillsboro, State of Oregon, on this 22nd day of November, 2010.

RADISYS CORPORATION

By:	/s/ Scott C. Grout
Scott C. Grout, President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

REGISTRANT’S OFFICERS AND DIRECTORS

Name	Title	Date

/s/ Scott C. Grout Scott C. Grout	President, Chief Executive Officer and Director (principal executive officer)	November 22, 2010

/s/ Brian J. Bronson Brian J. Bronson	Chief Financial Officer (principal financial and accounting officer)	November 22, 2010

/s/ * C. Scott Gibson	Chairman of the Board and Director	November 22, 2010

/s/ * Ken J. Bradley	Director	November 22, 2010

/s/ * Richard J. Faubert	Director	November 22, 2010

/s/ * Dr. William W. Lattin	Director	November 22, 2010

/s/ * Kevin C. Melia	Director	November 22, 2010

/s/ * Carl Neun	Director	November 22, 2010

/s/ * Niel Ransom	Director	November 22, 2010

/s/ * Lorene K. Steffes	Director	November 22, 2010

*By:	/s/ Brian J. Bronson
Brian J. Bronson
Attorney-in-Fact

II-2

EXHIBIT INDEX

Exhibit Number	Description

4.1	Second Restated Articles of Incorporation and amendments thereto. Incorporated by reference from Exhibit 4.1 to the Company’s Registration Statement on Form S-8, filed on September 1, 2006, SEC Registration No. 333-137060.

4.2	Restated Bylaws. Incorporated by reference from Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q, filed on May 8, 2007, SEC File No. 000-26844.

4.3	Specimen common stock certificate. Incorporated by reference from Exhibit 4.3 to the Company’s Registration Statement on Form S-8, filed on September 1, 2006, SEC Registration No. 333-137060.

4.5**	Form of Debt Securities Indenture.

4.6**	Indenture dated February 12, 2008, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.).

4.7*	Form of Warrant Agreement (including form of warrant).

4.8*	Form of Depositary Agreement.

4.9*	Form of Unit Agreement.

5.1†	Legal Opinion of Stoel Rives LLP.

5.2**	Legal Opinion of Baker & McKenzie LLP.

12.1**	Statement of computation of ratio of earnings to fixed charges.

23.1**	Consent of KPMG LLP.

23.2**	Consent of Stoel Rives LLP (incorporated by reference to Exhibit 5.1 to this Registration Statement).

23.3**	Consent of Baker & McKenzie LLP (incorporated by reference to Exhibit 5.2 to this Registration Statement).

24.1**	Power of Attorney.

25.1***	Form T-1 Statement of Eligibility of Trustee for Debt Securities Indenture under the Trust Indenture Act of 1939.

25.2**	Form T-1 Statement of Eligibility of Trustee for Indenture dated February 12, 2008, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), under the Trust Indenture Act of 1939.

†	Filed herewith.
*	To be filed by amendment hereto or pursuant to a Current Report on Form 8-K to be incorporated by reference.
**	Previously filed.
***	To be filed pursuant to Rule 305(b)(2) of the Trust Indenture Act of 1939.